UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported) March 24, 2003


                                ITEX Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                         (State or Other Jurisdiction of
                                 Incorporation)


         0-18275                                  93-0922994
  (Commission File Number)             (IRS Employer Identification Number)


                                ITEX Corporation
                                3400 Cottage Way
                              Sacramento, CA 95825
                    (Address of Principal Executive Offices)


                                 (916) 679-1111
                  (Registrant's Telephone, Including Area Code)

                                ITEX Corporation


Item 5. Other Events

     On March 24, 2003, ITEX Corporation (the "Company") issued a press release announcing the departure of its Chief Financial Officer, Daniela Calvitti. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


Item 7. Exhibits

Exhibit No.       Description
-----------       -----------

99.1              Press release dated March 24, 2003



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ITEX Corporation
                                        (Registrant)

                                        By:___/s/_Lewis_"Spike"_Humer_____
                                                  Chief Executive Officer
                                        Date:     March 25, 2003

                                                                   Exhibit 99.1

                         ITEX Announces CFO's Departure

     SACRAMENTO, Calif.--(BUSINESS WIRE)--March 24, 2003--ITEX Corporation, (OTCBB: ITEX) a leading business services and trading company, today announced the departure of its Chief Financial Officer, Daniella Calvitti.

     Lewis "Spike" Humer, ITEX President and Chief Executive Officer stated, "The day-to-day management of the finance and accounting department will remain under the supervision of our Controller, Stacy Kennedy. I intend to work closely with the Board of Directors in searching for a superior individual with the proper qualifications to act as CFO of ITEX. We do not anticipate any disruption of services as a result of Ms. Calvitti's departure."

     About ITEX

     Founded in 1982, ITEX Corporation (http://www.itex.com) is a business services and trading company with domestic and international operations. ITEX has established itself as the leader among the roughly 450 trade exchanges in North America by facilitating barter transactions between member businesses of its Retail Trade Exchange. At the retail, corporate and international levels, modern barter business enjoys expanding sophistication, credibility, and acceptance. ITEX helps its member businesses improve sales and liquidity, reduce cash expenses, open new markets and utilize the full business capacity of their enterprises by providing an alternative channel of distribution through a network of five company offices and more than ninety licensees worldwide.

     This press release contains certain forward-looking statements and comments within the safe harbor provisions established under The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the operations of ITEX to be materially different from those expressed or implied in such statements. These factors include, but are not limited to the continuing development of successful marketing strategies for the company's concepts; the effect of international, national, and regional economic conditions; the ability of the company to satisfy its debt obligations; the availability of adequate working capital; competitive barter exchanges; changes in legislation; demographic changes, the ability to attract and retain qualified personnel; changes in business strategy or development plans; business disruptions; and changes in the demand for goods and services offered by members of its trade exchange. These risk factors and others are discussed in the periodic reports and filings of ITEX Corporation with the Securities and Exchange Commission, including but not limited to its Form 10-KSBs and Form 10-QSBs. All statements other than statements of historical fact included in this press release, including without limitations, the company's business strategy, plans and objectives, are forward-looking statements.

    CONTACT: ITEX
             Lewis "Spike" Humer, 916/679-1122
             spike.humer@itex.com